EXHIBIT 99.2

Accrued Interest Date:                                 Collection Period Ending:
25-Jun-02                                                             30-Jun-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Jul-02                                                                     2

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
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Balances
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                                                                               Initial        Period End
     Receivables                                                        $1,401,763,032    $1,304,397,235
     Reserve Account                                                       $14,017,630       $19,153,462
     Yield Supplement Overcollateralization                                 $6,397,885        $5,961,262
     Class A-1 Notes                                                      $311,000,000      $214,070,826
     Class A-2 Notes                                                      $358,426,000      $358,426,000
     Class A-3 Notes                                                      $446,779,000      $446,779,000
     Class A-4 Notes                                                      $251,253,000      $251,253,000
     Class B Notes                                                         $27,907,000       $27,907,000
                                                                                          $1,304,397,088
Current Collection Period
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     Beginning Receivables Outstanding                                  $1,349,019,773
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                             $26,509,633
               Receipts of Pre-Paid Principal                              $18,108,716
               Liquidation Proceeds                                             $4,190
               Principal Balance Allocable to Purchased Receivables                 $0
          Total Receipts of Principal                                      $44,622,538

          Interest Distribution Amount
               Receipts of Interest                                         $7,226,848
               Servicer Advances                                                    $0
               Reimbursement of Previous Servicer Advances                   ($114,678)
               Accrued Interest on Purchased Receivables                            $0
               Recoveries                                                           $0
               Net Investment Earnings                                         $20,144
          Total Receipts of Interest                                        $7,132,314

          Release from Reserve Account                                              $0

     Total Distribution Amount                                             $51,754,853

     Ending Receivables Outstanding                                     $1,304,397,235

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $343,356
     Current Period Servicer Advance                                                $0
     Current Reimbursement of Previous Servicer Advance                      ($114,678)
     Ending Period Unreimbursed Previous Servicer Advances                    $228,678

Collection Account
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     Deposits to Collection Account                                        $51,754,853
     Withdrawals from Collection Account
          Servicing Fees                                                    $1,124,183
          Class A Noteholder Interest Distribution                          $3,605,321
          First Priority Principal Distribution                                     $0
          Class B Noteholder Interest Distribution                            $112,791
          Regular Principal Distribution                                   $44,405,941
          Reserve Account Deposit                                           $2,506,617
          Unpaid Trustee Fees                                                       $0
          Excess Funds Released to Depositor                                        $0
     Total Distributions from Collection Account                           $51,754,853

Accrued Interest Date:                                 Collection Period Ending:
25-Jun-02                                                             30-Jun-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Jul-02                                                                     2

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Excess Funds Released to the Depositor
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          Release from Reserve Account                                              $0
          Release from Collection Account                                           $0
     Total Excess Funds Released to the Depositor                                   $0

Note Distribution Account
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     Amount Deposited from the Collection Account                          $48,124,052
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $48,124,052

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance     Per $1,000       Factor
     Class A-1 Notes                                                       $44,405,941      $214,070,826        $142.78       68.83%
     Class A-2 Notes                                                                $0      $358,426,000          $0.00      100.00%
     Class A-3 Notes                                                                $0      $446,779,000          $0.00      100.00%
     Class A-4 Notes                                                                $0      $251,253,000          $0.00      100.00%
     Class B Notes                                                                  $0       $27,907,000          $0.00      100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                          $411,409             $1.32
     Class A-2 Notes                                                          $845,288             $2.36
     Class A-3 Notes                                                        $1,414,800             $3.17
     Class A-4 Notes                                                          $933,824             $3.72
     Class B Notes                                                            $112,791             $4.04



Carryover Shortfalls
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                                                                      Prior
                                                                      Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0             $0
     Class B Interest Carryover Shortfall                                           $0                $0             $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        57,551            56,618
     Weighted Average Remaining Term                                             51.06             50.15
     Weighted Average Annual Percentage Rate                                     6.53%             6.52%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
          Current                                                       $1,215,364,704            93.17%
          1-29 days                                                        $80,402,168             6.16%
          30-59 days                                                        $7,212,445             0.55%
          60-89 days                                                        $1,417,917             0.11%
          90-119 days                                                               $0             0.00%
          120-149 days                                                              $0             0.00%
          Total                                                         $1,304,397,235           100.00%
          Delinquent Receivables +30 days past due                          $8,630,362             0.66%

Accrued Interest Date:                                 Collection Period Ending:
25-Jun-02                                                             30-Jun-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Jul-02                                                                     2

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     Write-offs
          Gross Principal Write-Offs for Current Period                         $2,860
          Recoveries for Current Period                                             $0
          Net Write-Offs for Current Period                                     $2,860

          Cumulative Realized Losses                                            $2,860


     Repossessions                                                       Dollar Amount             Units
          Beginning Period Repossessed Receivables Balance                    $237,070                 6
          Ending Period Repossessed Receivables Balance                       $408,077                14
          Principal Balance of 90+ Day Repossessed Vehicles                         $0                 0



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $6,177,859
     Beginning Period Amount                                                $6,177,859
     Ending Period Required Amount                                          $5,961,262
     Current Period Release                                                   $216,597
     Ending Period Amount                                                   $5,961,262
     Next Distribution Date Required Amount                                 $5,748,123

Reserve Account
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     Beginning Period Required Amount                                      $26,980,395
     Beginning Period Amount                                               $16,646,845
     Net Investment Earnings                                                   $20,144
     Current Period Deposit                                                 $2,506,617
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                         $26,087,945
     Ending Period Amount                                                  $19,153,462


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